UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2016

Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd. Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2016, the Board of Directors (the “Board”) of Insignia Systems, Inc. (the “Company”) received correspondence from Edward A. Corcoran pursuant to which he resigned from the Board, effective immediately. At the time of his resignation, Mr. Corcoran served as chair of the Board’s compensation committee.  In his resignation correspondence, Mr. Corcoran expressed his concerns about the current dynamics of the Board, and the adoption by the Board of a Board Access and Communications Policy. A copy of Mr. Corcoran’s correspondence, which contains a description of the circumstances surrounding his resignation, is attached as Exhibit 17.1 to this current report on Form 8-K and the description of the correspondence contained herein is qualified by the full text of the correspondence.

Item 7.01.                Regulation FD Disclosure.

A copy of the Board Access and Communications Policy adopted by the Board on January 13, 2016 is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. As stated therein, the objective of the policy, which is applicable to all directors, is to ensure that (i) the Board has appropriate access to members of management of the Company and the Company’s books and records to facilitate directors’ roles as active, informed and engaged fiduciaries and (ii) communications with the public and others regarding the Company are accurate, consistent and in compliance with applicable regulatory requirements.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

17.1	Correspondence dated March 31, 2016

99.1	Board Access and Communications Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2016	INSIGNIA SYSTEMS, INC.

	By:	/s/ John C. Gonsior
John C. Gonsior
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

17.1	Correspondence dated March 31, 2016	Filed Electronically

99.1	Board Access and Communications Policy	Furnished Electronically